                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf registration statements to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the modification of the USX-U.S. Steel Group Common Stock Dividend Reinvestment and Stock Purchase Plan and the USX-Marathon Group Common Stock Dividend Reinvestment and Stock Purchase Plan, and any and all amendments to such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26 day of May, 1998.



                                      -----------------
                                      /s/ T.J. Usher

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf registration statements to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the modification of the USX-U.S. Steel Group Common Stock Dividend Reinvestment and Stock Purchase Plan and the USX-Marathon Group Common Stock Dividend Reinvestment and Stock Purchase Plan, and any and all amendments to such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26 day of May, 1998.



                                      -----------------------
                                      /s/ Robert M. Hernandez

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf registration statements to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the modification of the USX-U.S. Steel Group Common Stock Dividend Reinvestment and Stock Purchase Plan and the USX-Marathon Group Common Stock Dividend Reinvestment and Stock Purchase Plan, and any and all amendments to such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26 day of May, 1998.



                                      ---------------------
                                      /s/ Neil A. Armstrong

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf registration statements to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the modification of the USX-U.S. Steel Group Common Stock Dividend Reinvestment and Stock Purchase Plan and the USX-Marathon Group Common Stock Dividend Reinvestment and Stock Purchase Plan, and any and all amendments to such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26 day of May, 1998.



                                      -----------------
                                      /s/ V.G. Beghini

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf registration statements to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the modification of the USX-U.S. Steel Group Common Stock Dividend Reinvestment and Stock Purchase Plan and the USX-Marathon Group Common Stock Dividend Reinvestment and Stock Purchase Plan, and any and all amendments to such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26 day of May, 1998.



                                      ---------------------
                                      /s/ Jeanette G. Brown

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf registration statements to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the modification of the USX-U.S. Steel Group Common Stock Dividend Reinvestment and Stock Purchase Plan and the USX-Marathon Group Common Stock Dividend Reinvestment and Stock Purchase Plan, and any and all amendments to such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26 day of May, 1998.



                                      -----------------
                                      /s/ C.A. Corry

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf registration statements to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the modification of the USX-U.S. Steel Group Common Stock Dividend Reinvestment and Stock Purchase Plan and the USX-Marathon Group Common Stock Dividend Reinvestment and Stock Purchase Plan, and any and all amendments to such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26 day of May, 1998.



                                      ------------------
                                      /s/ Charles R. Lee

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf registration statements to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the modification of the USX-U.S. Steel Group Common Stock Dividend Reinvestment and Stock Purchase Plan and the USX-Marathon Group Common Stock Dividend Reinvestment and Stock Purchase Plan, and any and all amendments to such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26 day of May, 1998.



                                      -----------------
                                      /s/ Paul E. Lego

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf registration statements to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the modification of the USX-U.S. Steel Group Common Stock Dividend Reinvestment and Stock Purchase Plan and the USX-Marathon Group Common Stock Dividend Reinvestment and Stock Purchase Plan, and any and all amendments to such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26 day of May, 1998.



                                      ----------------
                                      /s/ Ray Marshall

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf registration statements to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the modification of the USX-U.S. Steel Group Common Stock Dividend Reinvestment and Stock Purchase Plan and the USX-Marathon Group Common Stock Dividend Reinvestment and Stock Purchase Plan, and any and all amendments to such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26 day of May, 1998.



                                      ------------------------
                                      /s/ John F. McGillicuddy

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf registration statements to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the modification of the USX-U.S. Steel Group Common Stock Dividend Reinvestment and Stock Purchase Plan and the USX-Marathon Group Common Stock Dividend Reinvestment and Stock Purchase Plan, and any and all amendments to such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26 day of May, 1998.



                                      ----------------
                                      /s/ John Richman

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf registration statements to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the modification of the USX-U.S. Steel Group Common Stock Dividend Reinvestment and Stock Purchase Plan and the USX-Marathon Group Common Stock Dividend Reinvestment and Stock Purchase Plan, and any and all amendments to such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26 day of May, 1998.



                                      ---------------------
                                      /s/ Seth E. Schofield

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf registration statements to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the modification of the USX-U.S. Steel Group Common Stock Dividend Reinvestment and Stock Purchase Plan and the USX-Marathon Group Common Stock Dividend Reinvestment and Stock Purchase Plan, and any and all amendments to such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26 day of May, 1998.



                                      ----------------
                                      /s/ John Snow

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf registration statements to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the modification of the USX-U.S. Steel Group Common Stock Dividend Reinvestment and Stock Purchase Plan and the USX-Marathon Group Common Stock Dividend Reinvestment and Stock Purchase Plan, and any and all amendments to such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26 day of May, 1998.



                                      -------------------
                                      /s/ Paul J. Wilhelm

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf registration statements to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the modification of the USX-U.S. Steel Group Common Stock Dividend Reinvestment and Stock Purchase Plan and the USX-Marathon Group Common Stock Dividend Reinvestment and Stock Purchase Plan, and any and all amendments to such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26 day of May, 1998.



                                      ----------------
                                      /s/ D.C. Yearley